UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

AIMMUNE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 23, 2018. Meeting Information AIMMUNE THERAPEUTICS, INC. Meeting Type: Annual Meeting For holders as of: March 29, 2018 Date: May 23, 2018 Time: 9:00 AM, Pacific Time Location: 8000 Marina Boulevard, Suite 300 Brisbane, CA 94005  You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com/aimt or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E42982-P07393 AIMMUNE THERAPEUTICS, INC. 8000 MARINA BLVD. SUITE 300  BRISBANE, CA 94005 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com/aimt. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com/aimt  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX E42983-P07393. XXXX XXXX XXXX XXXX

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 9, 2018 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Please see the Notice and Proxy Statement for complete information regarding meeting attendance.

At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com/aimt. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items The Board of Directors recommends you vote FOR the following:1. Election of Directors to hold office until the Company's 2021 annual meeting of stockholders.Nominees:01) Patrick G. Enright 02) Kathryn E. FalbergThe Board of irectors recommends you vote FOR the following proposals:2. To ratify the selection, by the Audit Committee of the company’s oard of Directors, of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year n ding December 31, 2018.3. To approve the compensation of the named executive officers as disclosed in the Company's proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.The Board of Directors recommends you vote 1 YEAR on the following proposal:E42984-P073934. To recommend, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

E42985-P07393